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EXHIBIT 24.1 - DIRECTORS' POWERS OF ATTORNEY




                          DIRECTOR'S POWER OF ATTORNEY
                             (Fiscal 2001 Form 10-K)


         The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 2, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 20th day of March, 2002.




                                        /s/ Jack W. Eugster
                                        ----------------------------------------
                                        Jack W. Eugster













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                          DIRECTOR'S POWER OF ATTORNEY
                             (Fiscal 2001 Form 10-K)


         The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 2, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 20th day of March, 2002.




                                        /s/ Jeffrey C. Girard
                                        ----------------------------------------
                                        Jeffrey C. Girard



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                          DIRECTOR'S POWER OF ATTORNEY
                             (Fiscal 2001 Form 10-K)


         The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 2, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 20th day of March, 2002.




                                        /s/ Dale P. Kramer
                                        ----------------------------------------
                                        Dale P. Kramer



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                          DIRECTOR'S POWER OF ATTORNEY
                             (Fiscal 2001 Form 10-K)


         The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 2, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 20th day of March, 2002.




                                        /s/ Martha McPhee
                                        ----------------------------------------
                                        Martha McPhee


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                          DIRECTOR'S POWER OF ATTORNEY
                             (Fiscal 2001 Form 10-K)


         The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 2, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 20th day of March, 2002.




                                        /s/ John G. Turner
                                        ----------------------------------------
                                        John G. Turner



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                          DIRECTOR'S POWER OF ATTORNEY
                             (Fiscal 2001 Form 10-K)


         The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 2, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 20th day of March, 2002.




                                        /s/ Stephen E. Watson
                                        ----------------------------------------
                                        Stephen E. Watson



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                          DIRECTOR'S POWER OF ATTORNEY
                             (Fiscal 2001 Form 10-K)


         The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.'s Form 10-K for the fiscal year ended February 2, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 20th day of March, 2002.




                                        /s/ Gregory H. Wolf
                                        ----------------------------------------
                                        Gregory H. Wolf